Exhibit 99.2

Regency Centers Corporation

March 31, 2014

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.
We add value.
We believe in creating value from every

transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
March 31, 2014

Regency Centers Announces First Quarter 2014 Results
Core FFO Per Share Up 8% for the Quarter Ended March 31, 2014

JACKSONVILLE, Fla. (May 7, 2014) - Regency Centers Corporation (“Regency” or the “Company”) today announced financial and operating results for the three months ended March 31, 2014.

Earnings

Regency reported Core Funds From Operations (“Core FFO”) for the first quarter of $64.1 million, or $0.69 per diluted share, compared to $58.3 million, or $0.64 per diluted share, for the same period in 2013.

Funds From Operations (“FFO”) for the first quarter was $65.5 million, or $0.71 per diluted share. For the same period in 2013, the Company reported FFO of $57.9 million, or $0.64 per diluted share.

Regency reported net income attributable to common stockholders (“Net Income”) for the first quarter of $19.4 million, or $0.21 per diluted share, compared to Net Income of $15.6 million, or $0.17 per diluted share, for the same period in 2013.

Operations

For the three months ended March 31, 2014, Regency’s results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased, same properties only: 94.9%

•	Percent leased, all properties: 94.5%

•	Increase in same property net operating income (“NOI”) over the same period last year, excluding termination fees: 2.9%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 21.7% on new leases and 8.7% on renewal leases for a blended average of 11.6%

•	Leasing transactions, including in-process developments (partnerships at 100%): 266 new and renewal lease transactions for a total of 1.2 million square feet

Investments

Property Transactions

During the quarter, the Company sold a free-standing Rite Aid at a gross sales price of $4.0 million and a cap rate of 8.6%.

During the quarter, Regency purchased one property in Austin, TX, on a wholly owned basis, at a gross purchase price of $22.5 million and a cap rate of 5.2%. The Company also acquired an 80% majority interest in a three-property portfolio in Fairfield, CT as part of a joint venture with a local real estate developer at a gross purchase price of $149.3 million and a weighted average cap rate of 5.3%. Regency’s share of the purchase price was $119.5 million. The portfolio is encumbered by secured debt totaling $72.7 million. Regency’s share of the debt is $58.2 million.

Developments and Redevelopments

At March 31, 2014, the Company had seven projects in development with estimated net development costs of $228.3 million. The in-process developments are 47% funded and 86% leased and committed, including retailer-owned square footage.

During the quarter, the company started one development project. Persimmon Place, a 150,000 square foot shopping center located in the San Francisco suburb of Dublin, CA, will be anchored by Whole Foods, Nordstrom Rack, and HomeGoods. The center is within walking distance of a Bay Area Rapid Transit (“BART”) station and boasts outstanding three-mile demographics, including a population of 105,000 people with average household incomes of $130,000. The project’s total estimated net development costs are $60 million.

At March 31, 2014, Regency had 18 redevelopment projects in process representing a total estimated incremental investment of $84.0 million with estimated incremental yields on investment ranging from 8% to 10%.

Capital Markets

Rating Agencies

During the quarter, Fitch Ratings affirmed the Company’s corporate credit rating and senior unsecured ratings of BBB, with a Stable outlook.

Guidance

The Company has updated certain components of its 2014 earnings guidance. These changes are summarized below. Please refer to the Company’s first quarter 2014 supplemental information package for the complete list of updates.

Full Year 2014 Guidance
	Previous Guidance	Updated Guidance
Core FFO per diluted share	$2.66 - $2.72	$2.68 - $2.74
FFO per diluted share	$2.62 - $2.68	$2.68 - $2.74
Acquisitions (pro-rata)	$120,000 - $145,000	$141,975
Dispositions (pro-rata)	$70,000 - $125,000	$90,000 - $165,000
Development and Redevelopment starts	$130,000 - $200,000	$130,000 - $240,000
Note: Data in thousands, except per share information

Dividend

On May 1, 2014, the Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.47 per share. The dividend is payable on June 4, 2014 to shareholders of record as of May 21, 2014.

Non-GAAP Disclosure

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income or as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Actual (in thousands)

For the Periods Ended March 31, 2014 and 2013	Three Months Ended		Year to Date
	2014	2013	2014	2013
Net Income Attributable to Common Stockholders	$19,389	15,554	19,389	15,554
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated real estate	37,112	31,872	37,112	31,872
Depreciation and amortization - unconsolidated partnerships	10,089	10,618	10,089	10,618
Consolidated JV partners' share of depreciation	(463)	(209)	(463)	(209)
Gain on sale of operating properties, net of tax	(708)	—	(708)	—
Exchangeable operating partnership units	42	39	42	39
Funds From Operations	65,461	57,874	65,461	57,874
Dilutive effect of share-based awards	(186)	(188)	(186)	(188)
Funds from Operations for calculating Diluted FFO per Share	$65,275	57,686	$65,275	57,686

Funds From Operations	$65,461	57,874	$65,461	57,874
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	1,341	441	1,341	441
Gain on sale of land	(2,905)	—	(2,905)	—
Provision for impairment to land	225	—	225	—
Interest rate swap ineffectiveness	—	7	—	7
Core Funds From Operations	64,122	58,322	64,122	58,322
Dilutive effect of share-based awards	(186)	(188)	(186)	(188)
Core Funds From Operations for calculating Diluted Core FFO per Share	$63,936	58,134	$63,936	58,134

Weighted Average Shares For Diluted FFO per Share	92,191	90,351	92,191	90,351

Reported results are preliminary and not final until the filing of the Company's Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Guidance

	Full Year
FFO and Core FFO Guidance:	2014
Net income attributable to common stockholders	$0.75	0.81
Adjustments to reconcile net income to FFO:
Depreciation and amortization	1.94	1.94
Gain on sale of operating properties	(0.01)	(0.01)
All other amounts	—	—
Funds From Operations	$2.68	2.74

Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.03	0.03
Gain on sale of land	(0.03)	(0.03)
All other non-core amounts	—	—
Core Funds From Operations	$2.68	2.74

Conference Call

In conjunction with Regency’s first quarter results, the company will host a conference call on Thursday, May 8, 2014 at 11:00 a.m. EDT. Dial-in and webcast information is listed below.

Fourth Quarter Conference Call
Date:	Thursday, May 8th, 2014
Time:	11:00 a.m. EDT
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations

Replay

Webcast Archive:     Investor Relations page under Webcasts & Presentations

The Company has published forward-looking statements and additional financial information in its first quarter 2014 supplemental information package that may help investors estimate earnings for 2014. A copy of the Company’s first quarter 2014 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended March 31, 2014. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

Regency is the preeminent national owner, operator, and developer of high-quality grocery-anchored neighborhood and community shopping centers. With 332 retail properties, the company’s portfolio encompasses over 43.9 million square feet located in top markets throughout the United States, including co-investment partnerships. Regency has developed 215 shopping centers since 2000, representing an investment at completion of more than $3 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

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Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
March 31, 2014
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2014	2013	2014	2013
Core Funds From Operations (Core FFO)	$64,122	58,322	$64,122	58,322
Core FFO per share (diluted)	$0.69	0.64	$0.69	0.64
Funds From Operations (FFO)	$65,461	57,874	$65,461	57,874
FFO per share (diluted)	$0.71	0.64	$0.71	0.64
Diluted share and unit count
Weighted average diluted shares	92,191	90,351	92,191	90,351
Dividends paid per share and unit	$0.4700	0.4625	$0.4700	0.4625
Payout ratio of Core FFO per share (diluted)	68.1%	72.3%	68.1%	72.3%
Coverage ratios
Interest only	3.9x	3.6x	3.9x	3.6x
Fixed charge (consolidated)	3.1x	2.8x	3.1x	2.8x
Fixed charge (including pro-rata share of co-investment partnerships)	2.5x	2.3x	2.5x	2.3x

	As of	As of	As of	As of
Capital Information	3/31/2014	12/31/2013	12/31/2012	12/31/2011
Market price per common share	$51.06	46.30	47.12	37.62
Market equity value of common and convertible shares	$4,723,038	4,282,702	4,267,736	3,389,525
Non-convertible preferred stock	$325,000	325,000	325,000	325,000
Outstanding debt	$2,534,142	2,388,837	2,539,314	2,592,870
Total market capitalization	$7,582,180	6,996,538	7,132,051	6,307,395
Total real estate at cost before depreciation	$4,565,788	4,385,380	4,352,839	4,488,794
Total assets at cost before depreciation	$4,900,526	4,758,390	4,636,207	4,778,690
Outstanding Classes of Stock and Partnership Units
Common shares outstanding	92,340	92,333	90,395	89,922
Exchangeable units held by noncontrolling interests	159	166	177	177
Common shares and equivalents issued and outstanding	92,499	92,499	90,572	90,099

Summary Real Estate Information
March 31, 2014
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Number of shopping centers - All properties	332	328	333	343	345
Number of shopping centers - Operating properties	325	322	326	337	341
Number of shopping centers - Same properties	314	304	313	325	330
Number of projects in development	7	6	7	6	4

Gross Leasable Area (GLA) - All properties	38,619	37,980	38,287	39,843	40,003
GLA including retailer-owned stores - All properties	43,939	43,300	43,607	45,852	46,033
GLA - Operating properties	37,759	37,326	37,014	38,750	39,141
GLA - Same properties	36,164	35,072	35,838	37,598	38,092
GLA - Projects in development	860	655	1,274	1,093	862

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	28,480	27,853	27,916	28,261	28,406
GLA including retailer-owned stores - All properties	33,800	33,173	33,236	34,270	33,248
GLA - Operating properties	27,620	27,198	26,642	27,168	27,544
GLA - Same properties	26,050	25,109	25,631	26,158	26,638
Spaces ≥ 10,000 sf	15,930	15,359	15,622	15,990	16,355
Spaces < 10,000 sf	10,120	9,749	10,009	10,168	10,283
GLA - Projects in development	860	655	1,274	1,093	862

% leased - All properties	94.5%	94.8%	94.6%	94.3%	94.2%
% leased - Operating properties	95.0%	95.2%	95.0%	94.6%	94.4%
% leased - Same properties (1)	94.9%	95.2%	95.1%	94.8%	94.6%
Spaces ≥ 10,000 sf (1)	98.2%	98.5%	98.9%	98.6%	98.8%
Spaces < 10,000 sf (1)	89.7%	89.9%	89.0%	88.8%	87.9%
Average % leased - Same properties (1)	95.0%	94.8%	94.8%	94.7%	94.6%
% commenced - Same properties(1)(2)	93.0%	93.2%	93.2%	93.2%	93.3%

Same property NOI growth - YTD	3.0%	3.9%	4.3%	5.0%	4.8%
Same property NOI growth without termination fees - YTD	2.9%	4.0%	4.5%	5.1%	5.1%
Rental rate growth - YTD(3)	10.8%	5.9%	6.6%	4.1%	4.6%
Rental rate growth for spaces vacant less than 12 months - YTD(3)	11.6%	7.1%	7.4%	5.6%	5.4%

(1) Prior periods adjusted for current same property pool.
(2) Excludes leases that are signed but have not yet commenced.
(3) Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed.

Balance Sheets
March 31, 2014 and December 31, 2013
(in thousands)

	As of March 31, 2014				As of December 31, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Assets
Real estate investments at cost:
Land, building and improvements	$3,999,233	(81,945)	1,125,495	5,042,783	$3,840,081	(48,992)	1,123,440	4,914,529
Properties in development	212,783	(2,036)	8,465	219,212	186,450	(6,702)	11,188	190,936
	4,212,016	(83,981)	1,133,960	5,261,995	4,026,531	(55,694)	1,134,628	5,105,465
Less: accumulated depreciation	864,975	(7,449)	282,685	1,140,211	844,873	(7,154)	273,831	1,111,550
	3,347,041	(76,532)	851,275	4,121,784	3,181,658	(48,540)	860,797	3,993,915
Investments in real estate partnerships	353,772	—	(353,772)	—	358,849	—	(358,849)	—
Net real estate investments	3,700,813	(76,532)	497,503	4,121,784	3,540,507	(48,540)	501,948	3,993,915
Cash and cash equivalents	44,351	(2,442)	11,785	53,694	90,204	(1,630)	9,804	98,378
Accounts receivable, net	32,781	(490)	8,751	41,042	26,319	(392)	6,884	32,811
Straight line rent receivables, net	52,205	(875)	12,817	64,147	50,612	(859)	12,542	62,295
Notes receivable	11,938	—	—	11,938	11,960	—	—	11,960
Deferred costs, net	70,543	(1,144)	14,811	84,210	69,963	(830)	15,227	84,360
Acquired lease intangible assets, net	57,028	(3,608)	13,885	67,305	44,805	(1,213)	14,606	58,198
Trading securities held in trust, at fair value	26,976	—	—	26,976	26,681	—	—	26,681
Other assets	38,916	(177)	6,299	45,038	52,465	(191)	6,732	59,006
Total assets	$4,035,551	(85,268)	565,851	4,516,134	$3,913,516	(53,655)	567,743	4,427,604
Liabilities and Equity
Liabilities:
Notes payable	$1,855,690	(47,574)	533,452	2,341,568	$1,779,697	(32,615)	534,140	2,281,222
Unsecured credit facilities	145,000	—	—	145,000	75,000	—	—	75,000
Total notes payable	2,000,690	(47,574)	533,452	2,486,568	1,854,697	(32,615)	534,140	2,356,222
Accounts payable and other liabilities	136,800	(1,642)	20,660	155,818	147,045	(1,474)	20,788	166,359
Acquired lease intangible liabilities, net	31,128	(1,278)	8,979	38,829	26,729	(202)	9,439	35,966
Tenants' security and escrow deposits	25,847	(258)	2,760	28,349	23,911	(158)	3,376	27,129
Total liabilities	2,194,465	(50,752)	565,851	2,709,564	2,052,382	(34,449)	567,743	2,585,676
Equity:
Stockholders' Equity:
Preferred stock	325,000	—	—	325,000	325,000	—	—	325,000
Common stock, $.01 par	923	—	—	923	923	—	—	923
Additional paid in capital, net of treasury stock	2,409,815	—	—	2,409,815	2,409,751	—	—	2,409,751
Accumulated other comprehensive loss	(28,599)	—	—	(28,599)	(17,404)	—	—	(17,404)
Distributions in excess of net income	(898,787)	—	—	(898,787)	(874,916)	—	—	(874,916)
Total stockholders' equity	1,808,352	—	—	1,808,352	1,843,354	—	—	1,843,354
Noncontrolling Interests:
Exchangeable operating partnership units	(1,782)	—	—	(1,782)	(1,426)	—	—	(1,426)
Limited partners' interest	34,516	(34,516)	—	—	19,206	(19,206)	—	—
Total noncontrolling interests	32,734	(34,516)	—	(1,782)	17,780	(19,206)	—	(1,426)
Total equity	1,841,086	(34,516)	—	1,806,570	1,861,134	(19,206)	—	1,841,928
Total liabilities and equity	$4,035,551	(85,268)	565,851	4,516,134	$3,913,516	(53,655)	567,743	4,427,604

NotePro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. The consolidated amounts shown are prepared on a basis consistent with the Company's consolidated financial statements as filed with the Securities and Exchange Commission with the Company's most recent Form 10-Q and 10-K. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. Share of JVs is presented net of inside/outside basis adjustments and the elimination of the Company’s equity method investment.

Ratios				2014				2013
Net debt to real estate assets, before depreciation				43.3%				41.1%
Net debt to total assets, before depreciation				40.3%				37.8%
Net debt to total assets, before depreciation and including pro-rata share of JVs				42.8%				40.9%
Net debt + preferred to total assets, before deprec. and incl. pro-rata share of JVs				48.4%				46.7%
Unsecured assets to total real estate assets (consolidated only)				74.9%				77.3%
Unsecured NOI to total NOI (consolidated only)				77.2%				79.1%

Statements of Operations - Quarter Only
For the Periods Ended March 31, 2014 and 2013
(in thousands)

	For the Three Months Ended March 31, 2014				For the Three Months Ended March 31, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$92,111	(1,190)	22,901	113,822	$88,802	(746)	24,264	112,320
Recoveries from tenants	27,541	(363)	7,846	35,024	24,198	(221)	7,281	31,258
Straight line rent, net	1,594	(32)	295	1,857	1,413	(15)	321	1,719
Above/below market rent amortization, net	831	(28)	290	1,093	511	—	325	836
Percentage rent	1,384	—	649	2,033	1,548	—	642	2,190
Termination fees	309	—	3	312	140	—	88	228
Other income	3,191	(28)	355	3,518	2,736	(2)	249	2,983
Total real estate revenues	126,961	(1,641)	32,339	157,659	119,348	(984)	33,170	151,534
Real Estate Operating Expenses:
Operating and maintenance	19,516	(265)	5,818	25,069	17,122	(138)	4,914	21,898
Real estate taxes	14,799	(194)	3,763	18,368	13,916	(142)	4,020	17,794
Ground rent, net of above/below market amortization	989	(6)	32	1,015	792	—	15	807
Provision for doubtful accounts	331	(8)	139	462	555	(2)	184	737
Total real estate operating expenses	35,635	(473)	9,752	44,914	32,385	(282)	9,133	41,236
Net Operating Income	91,326	(1,168)	22,587	112,745	86,963	(702)	24,037	110,298
Fee Income:
Property management fees	3,325	—	—	3,325	3,617	—	—	3,617
Asset management fees	1,480	—	(249)	1,231	1,638	—	(240)	1,398
Leasing commissions and other fees	1,514	—	—	1,514	1,506	—	—	1,506
Total fee income	6,319	—	(249)	6,070	6,761	—	(240)	6,521
Interest Expense, net:
Gross interest expense	25,965	(281)	7,101	32,785	26,257	(206)	8,066	34,117
Derivative amortization	2,503	(36)	61	2,528	2,375	(4)	51	2,422
Debt cost and premium/discount amortization	523	30	186	739	721	(4)	183	900
Capitalized interest	(1,641)	—	—	(1,641)	(1,062)	—	—	(1,062)
Interest income	(216)	—	(2)	(218)	(459)	—	(1)	(460)
Total interest expense, net	27,134	(287)	7,346	34,193	27,832	(214)	8,299	35,917
General & Administrative, net:
Gross general & administrative	16,433	—	163	16,596	16,525	—	198	16,723
Stock-based compensation	2,968	—	—	2,968	3,415			3,415
Capitalized direct leasing compensation costs	(2,431)	—	—	(2,431)	(2,134)	—	—	(2,134)
Capitalized direct development compensation costs	(2,971)	—	—	(2,971)	(910)	—	—	(910)
Total general & administrative, net	13,999	—	163	14,162	16,896	—	198	17,094
Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	37,905	(463)	10,027	47,469	32,764	(209)	10,634	43,189
(Gain) loss on sale of operating properties, net of tax	(715)	—	7	(708)	—	—	—	—
Gain on sale of land	—	—	(2,905)	(2,905)	—	—	—	—
Preferred return on equity investment	—	—	—	—	—	—	(1,230)	(1,230)
Provision for impairment to land	225	—	—	225	—	—	—	—
Development and acquisition pursuit costs	1,340	—	1	1,341	499	—	(58)	441
Loss from deferred compensation plan, net	7	—	—	7	8	—	—	8
Interest rate swap ineffectiveness	—	—	—	—	—	—	7	7
Other expense (income)	502	(59)	(109)	334	467	(4)	71	534
Total depreciation, transaction and other expense (income)	39,264	(522)	7,021	45,763	33,738	(213)	9,424	42,949
Equity in income of unconsolidated partnerships	7,808	—	(7,808)	—	5,876	—	(5,876)	—
Net Income	25,056	(359)	—	24,697	21,134	(275)	—	20,859
Noncontrolling Interests:
Exchangeable operating partnership units	42	—	—	42	39	—	—	39
Limited partners' interest in consolidated partnerships	359	(359)	—	—	275	(275)	—	—
Net income attributable to noncontrolling interests	401	(359)	—	42	314	(275)	—	39
Net Income Attributable to Controlling Interests	24,655	—	—	24,655	20,820	—	—	20,820
Preferred stock dividends	5,266	—	—	5,266	5,266	—	—	5,266
Net Income Attributable to Common Stockholders	$19,389	—	—	19,389	$15,554	—	—	15,554
NotePro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. As of January 1, 2014, the Company prospectively adopted FASB ASU No. 2014-08. However, the consolidated amounts in these Statements of Operations do not reflect discontinued operations for the prior year in accordance with the ASU or FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report that wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

FFO and Core FFO Reconciliation - Quarter Only
For the Periods Ended March 31, 2014 and 2013
(in thousands, except share information)

		For the Three Months Ended March 31, 2014					For the Three Months Ended March 31, 2013
		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Stockholders	$				19,389	$				15,554
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		37,112	(463)	10,089	46,738		31,872	(209)	10,618	42,281
(Gain) loss on sale of operating properties, net of tax		(715)	—	7	(708)		—	—	—	—
Exchangeable operating partnership units		42	—	—	42		39	—	—	39
Funds From Operations	$				65,461	$				57,874

Reconciliation of FFO to Core FFO:
Funds From Operations	$				65,461	$				57,874
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		1,340	—	1	1,341		499	—	(58)	441
Gain on sale of land		—	—	(2,905)	(2,905)		—	—	—	—
Provision for impairment to land		225	—	—	225		—	—	—	—
Interest rate swap ineffectiveness		—	—	—	—		—	—	7	7
Core Funds From Operations	$				64,122	$				58,322

Reconciliation of Net Income to FFO (per diluted share):
Net Income Attributable to Common Stockholders	$				0.21	$				0.17
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		0.41	(0.01)	0.11	0.51		0.35	—	0.12	0.47
(Gain) loss on sale of operating properties, net of tax		(0.01)	—	—	(0.01)		—	—	—	—
Exchangeable operating partnership units		—	—	—	—		—	—	—	—
Funds From Operations	$				0.71	$				0.64

Reconciliation of FFO to Core FFO (per diluted share):
Funds From Operations	$				0.71	$				0.64
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		0.01	—	—	0.01		—	—	—	—
Gain on sale of land		—	—	(0.03)	(0.03)		—	—	—	—
Provision for impairment to land		—	—	—	—		—	—	—	—
Interest rate swap ineffectiveness		—	—	—	—		—	—	—	—
Core Funds From Operations	$				0.69	$				0.64

Additional Disclosures
For the Periods Ended March 31, 2014 and 2013
(in thousands)

Same Property NOI Detail	For the Three Months Ended March 31, 2014			For the Three Months Ended March 31, 2013			% Change
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$86,173	22,850	109,022	$83,943	22,472	106,415
Recoveries from tenants	25,970	7,815	33,785	23,036	6,697	29,733
Percentage rent	1,348	649	1,997	1,551	636	2,187
Termination fees	309	3	312	127	88	215
Other income	2,136	265	2,401	1,348	215	1,563
Total real estate revenues	115,936	31,582	147,517	110,005	30,108	140,113
Real Estate Operating Expenses:
Operating and maintenance	18,196	5,740	23,936	15,901	4,476	20,376
Real estate taxes	13,742	3,784	17,526	12,945	3,685	16,630
Ground lease payments	1,036	25	1,061	1,014	26	1,040
Provision for doubtful accounts	273	110	384	333	157	490
Total real estate operating expenses	33,248	9,659	42,907	30,192	8,344	38,536

Same Property NOI	$82,687	21,923	104,610	$79,813	21,764	101,577	3.0%

Same Property NOI without Termination Fees	82,378	21,920	104,298	79,686	21,677	101,362	2.9%

Capital Expenditure Detail	For the Three Months Ended March 31, 2014			For the Three Months Ended March 31, 2013
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$2,306	417	2,723	$2,196	799	2,995
Tenant improvements and other landlord leasing costs	3,918	1,000	4,918	4,392	1,152	5,544
Building improvements	1,071	539	1,610	946	701	1,647
Total capital expenditures	$7,295	1,956	9,251	$7,534	2,652	10,186

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended March 31, 2014 and 2013
(in thousands)

	Three Months Ended		Year to Date
	2014	2013	2014	2013
Revenues:
Minimum rent	$94,536	86,146	$94,536	86,146
Percentage rent	1,384	1,544	1,384	1,544
Recoveries from tenants and other income	31,041	25,927	31,041	25,927
Management, transaction, and other fees	6,319	6,761	6,319	6,761
Total revenues	133,280	120,378	133,280	120,378
Operating Expenses:
Depreciation and amortization	37,905	31,118	37,905	31,118
Operating and maintenance	20,505	17,141	20,505	17,141
General and administrative	14,198	17,975	14,198	17,975
Real estate taxes	14,799	13,231	14,799	13,231
Other expense	2,173	1,517	2,173	1,517
Total operating expenses	89,580	80,982	89,580	80,982
Other Expense (Income):
Interest expense, net of interest income	27,134	27,832	27,134	27,832
Provision for impairment	225	—	225	—
Net investment income from deferred compensation plan	(192)	(1,071)	(192)	(1,071)
Total other expense	27,167	26,761	27,167	26,761
Income before equity in income of investments in real estate partnerships	16,533	12,635	16,533	12,635
Equity in income of investments in real estate partnerships	7,808	5,876	7,808	5,876
Income from continuing operations	24,341	18,511	24,341	18,511
Discontinued Operations, net:
Operating income	—	2,623	—	2,623
Income (loss) from discontinued operations	—	2,623	—	2,623
Income (loss) before gain on sale of real estate	24,341	21,134	24,341	21,134
Gain on sale of real estate	715	—	715	—
Net income (loss)	25,056	21,134	25,056	21,134
Noncontrolling Interests:
Exchangeable operating partnership units	(42)	(39)	(42)	(39)
Limited partners' interests in consolidated partnerships	(359)	(275)	(359)	(275)
Net income attributable to noncontrolling interests	(401)	(314)	(401)	(314)
Net income attributable to controlling interests	24,655	20,820	24,655	20,820
Preferred stock dividends	(5,266)	(5,266)	(5,266)	(5,266)
Net income attributable to common stockholders	$19,389	15,554	$19,389	15,554
These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt
March 31, 2014 and December 31, 2013
(in thousands)

Total Debt Outstanding:	3/31/2014	12/31/2013
Mortgage loans payable:
Fixed rate secured loans	$557,234	481,345
Unsecured debt offering fixed rate	1,298,456	1,298,352
Unsecured credit facilities variable rate	145,000	75,000
Total	$2,000,690	1,854,697

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Fixed Interest Rate
2014	$5,741	15,538	150,000	171,279	5.0%
2015	6,358	82,685	350,000	439,043	5.3%
2016	5,867	41,421	145,000	192,288	5.7%
2017	5,121	115,857	400,000	520,978	5.9%
2018	4,165	57,358	—	61,523	6.2%
2019	3,146	106,000	—	109,146	7.8%
2020	2,984	78,243	150,000	231,227	6.2%
2021	2,793	—	250,000	252,793	4.8%
2022	2,754	5,848	—	8,602	7.7%
2023	1,386	120	—	1,506	5.8%
>10 years	4,161	90	—	4,251	6.1%
Unamortized debt (discount)/premium	—	9,598	(1,544)	8,054
	$44,476	512,758	1,443,456	2,000,690	5.7%

Percentage of Total Debt:	3/31/2014	12/31/2013
Fixed	92.8%	96.0%
Variable	7.2%	4.0%
Current Weighted Average Interest Rates:(2)
Fixed	5.5%	5.5%
Variable	1.5%	1.6%
Effective Interest Rate	5.2%	5.4%

Average Years to Maturity:
Fixed	3.5	3.9
Variable	2.6	3.0

(1) Includes unsecured public debt and unsecured credit facilities.
(2) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Summary of Consolidated Debt
March 31, 2014 and December 31, 2013
(in thousands)
Lender	Collateral	Rate		Maturity	3/31/2014	12/31/2013
Fixed Rate Mortgage Loans
Northwestern Mutual Life Insurance Company	Belleview Square	6.200%		07/01/14	$6,653	6,769
PNC Bank	Seminole Shoppes	2.360%	(1)	09/01/14	9,000	9,000
Aid Association of Lutherans	Murrayhill Marketplace	5.220%		01/01/15	6,943	7,013
United of Omaha Life Insurance Company	Fleming Island	7.400%		02/05/15	331	417
Escrow Bank, USA	Twin City Plaza	5.650%		04/06/15	40,302	40,493
Wells Fargo	Fairfield Center	5.229%		06/01/15	20,250	—
Principal Commercial Funding	Sandy Springs	5.360%		06/05/15	16,296	16,371
Municipal Tax Bonds Payable	Friars Mission Center	7.600%		09/02/15	272	272
Wells Fargo	Black Rock Shopping Center	5.365%		03/01/16	20,310	—
Midland Loan Services	Hilltop Village	5.570%		04/06/16	7,500	7,500
Berkadia Commercial Mortgage	Naples Walk	6.150%		08/11/16	15,402	15,524
Wells Fargo	Brick Walk V	6.068%		03/01/17	9,700	—
Jefferson Pilot	Peartree Village	8.400%		06/01/17	7,903	8,043
Allianz Life Insurance Company	4S Commons Town Center	6.000%		06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.836%		07/01/17	11,438	11,482
Metropolitan Life Insurance Company	Corkscrew Village	6.170%		08/01/17	8,123	8,187
Wells Fargo	Brick Walk II	5.950%		09/01/17	6,975	—
Wells Fargo	Brick Walk	5.926%		09/01/17	15,342	—
TIAA-CRER	Westchase	5.520%		07/10/18	7,459	7,529
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%		12/01/18	16,743	16,796
Guardian Life Insurance Company	El Cerrito Plaza	6.380%		12/01/18	39,194	39,355
Allianz Life Insurance Company	Tassajara Crossing	7.750%		07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.750%		07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.750%		07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.750%		07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.750%		07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.750%		07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.750%		07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.750%		07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.750%		01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.300%		04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.450%		04/01/20	5,166	5,211
PNC Bank	Fellsway Plaza	3.696%	(2)	10/16/20	28,100	28,100
John Hancock Life Insurance Company	Kirkwood Commons	7.680%		10/01/22	11,395	11,510
State Farm Life Insurance Company	Tech Ridge Center	5.830%		06/01/23	10,288	10,497
NYLIM Real Estate Group	Oak Shade Town Center	6.050%		05/10/28	10,035	10,147
City of Rollingwood	Shops at Mira Vista	8.000%		03/01/32	261	—
Unamortized premiums on assumed debt of acquired properties					9,598	4,874
Total Fixed Rate Mortgage Loans					557,234	481,345

Summary of Consolidated Debt
March 31, 2014 and December 31, 2013
(in thousands)
Lender	Collateral	Rate		Maturity	3/31/2014	12/31/2013
Fixed Rate Unsecured Debt (Issue Date)
Debt Offering (4/1/04)	Unsecured	4.950%		04/15/14	150,000	150,000
Debt Offering (7/18/05)	Unsecured	5.250%		08/01/15	350,000	350,000
Debt Offering (6/5/07)	Unsecured	5.875%		06/15/17	400,000	400,000
Debt Offering (6/2/10)	Unsecured	6.000%		06/15/20	150,000	150,000
Debt Offering (10/7/10)	Unsecured	4.800%		04/15/21	250,000	250,000
Unamortized debt discount					(1,544)	(1,648)
Total Fixed Rate Unsecured Debt, Net of Discounts					1,298,456	1,298,352

Variable Rate Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 1.175%	(3)	09/04/16	70,000	—
Wells Fargo Bank	Term Loan	LIBOR + 1.45%		12/15/16	75,000	75,000
Total Variable Rate Unsecured Debt					145,000	75,000
Total					$2,000,690	1,854,697

(1) Underlying debt is LIBOR+1.60%; however, an interest rate swap is in place to fix the interest rate on this debt at 2.360% through maturity.
(2) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on this debt at 3.696% through maturity.
(3) Rate applies to drawn balance only. Additional annual facility fee of 0.225% applies to entire $800 million line of credit. Maturity is subject to a one-year extension at the Company’s option.

Summary of Unsecured Credit Facilities, Unsecured Public Debt Covenants
March 31, 2014

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit (1)	09/13/12	09/04/16	LIBOR + 1.175%	$70,000
Term Loan	11/17/11	12/15/16	LIBOR + 1.45%	$75,000
Unsecured Public Debt:	04/01/04	04/15/14	4.950%	$150,000
	07/18/05	08/01/15	5.250%	$350,000
	06/05/07	06/15/17	5.875%	$400,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000

Unsecured Public Debt Covenants:	Required	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Fair Market Value Calculation Method Covenants (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	33%	33%	33%	34%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	8%	8%	8%	9%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.5	3.4	3.3	3.4
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	334%	328%	324%	310%
Historical Cost Basis Covenants (2)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	39%	40%	40%	42%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	10%	10%	10%	11%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.5	3.4	3.3	3.4
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	277%	272%	267%	257%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1) Rate applies to drawn balance only. Additional annual facility fee of 0.225% applies to entire $800 million line of credit. Maturity is subject to a one-year extension at the Company’s option.
(2) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Summary of Unconsolidated Debt
March 31, 2014 and December 31, 2013
(in thousands)

Total Debt Outstanding:	3/31/2014	12/31/2013
Mortgage loans payable:
Fixed rate secured loans	$1,500,739	1,505,883
Unsecured credit facilities variable rate	19,960	14,060
Total	$1,520,699	1,519,943

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Fixed Interest Rate
2014	$15,030	53,015	19,960	88,005	24,853	5.0%
2015	20,390	99,750	—	120,140	43,111	5.2%
2016	17,553	305,058	—	322,611	113,356	6.0%
2017	17,685	87,479	—	105,164	27,053	6.3%
2018	18,888	37,000	—	55,888	15,723	5.9%
2019	18,721	65,939	—	84,660	21,932	7.4%
2020	15,436	250,632	—	266,068	97,124	5.6%
2021	10,355	151,432	—	161,787	64,646	4.9%
2022	7,239	156,202	—	163,441	65,304	4.5%
2023	2,290	125,108	—	127,398	50,883	4.9%
>10 Years	117	26,681	—	26,798	10,124	4.1%
Net unamortized debt premium / (discount)	—	(1,261)	—	(1,261)	(657)
	$143,704	1,357,035	19,960	1,520,699	533,452	5.5%

Percentage of Total Debt:	3/31/2014	12/31/2013
Fixed	98.7%	99.1%
Variable	1.3%	0.9%
Current Average Interest Rates: (1)
Fixed	5.5%	5.4%
Variable	1.9%	2.0%
Effective Interest Rate	5.4%	5.4%

(1) Interest rates are as of the quarter-end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	5.3	5.6
Variable	0.7	0.9

Summary of Preferred Stock
March 31, 2014
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484
Weighted Average/Totals	6.481%			$325,000	$11,098

Property Transactions
March 31, 2014
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	CBSA	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Regency’s Pro Rata Cap Rate	Anchor(s)
Feb-14	Shops at Mira Vista		Austin-Round Rock	68	$22,500	$22,500	5.2%	Trader Joe's
Mar-14	Fairfield Portfolio	Kleban (80%)	Bridgeport-Stamford-Norwalk		149,344	119,475	5.3%
	- Black Rock Shopping Center			99				Gap, Old Navy
	- Brick Walk			123				Morgan Stanley, Fidelity Investments, CitiBank, Jos. A. Bank
	- Fairfield Center			93				Merrill Lynch, Banana Republic
	Total Acquisitions			383	$171,844	$141,975	5.3%

Dispositions:
Date	Property Name	Co-investment Partner (REG %)	CBSA	Total GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor
Feb-14	White Oak		Dover	11	$3,967	$3,967	8.6%	Rite Aid
	Total Dispositions			11	$3,967	$3,967	8.6%

Summary of Development, Redevelopment and Land Held
March 31, 2014
(in thousands)

Project Name	State	CBSA	Anchor Tenants	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete (1)	Stabilized Yield (2)	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Projects in Development:
Juanita Tate Marketplace	CA	Los Angeles-Long Beach-Santa Ana	Northgate Market	Apr-14	$17,189	$6,672	9.6%	77	92%	77	92%
Persimmon Place	CA	San Francisco-Oakland-Fremont	Whole Foods, HomeGoods, Nordstrom Rack	May-15	$59,976	$44,091	7.7%	152	64%	153	64%
Fountain Square	FL	Miami-Fort Lauderdale-Miami Beach	Publix, Ross, TJ Maxx	Nov-14	$53,131	$26,610	7.8%	180	77%	319	87%
Shoppes on Riverside	FL	Jacksonville	The Fresh Market	Oct-14	$14,844	$9,711	7.5%	50	51%	50	51%
Glen Gate	IL	Chicago-Naperville-Joliet	Mariano's Fresh Market	Feb-15	$29,725	$19,167	8.3%	103	77%	103	77%
Shops on Main (3)	IN	Chicago-Naperville-Joliet	Gordmans, Whole Foods, Ross, HomeGoods & DSW	Mar-14	$38,792	$11,445	6.8%	211	90%	211	90%
Shops at Erwin Mill	NC	Durham-Chapel Hill	Harris Teeter	Nov-13	$14,593	$2,176	9.6%	87	91%	87	91%
Total Projects in Development		7			$228,250	$119,872	7.9%	860	79%	1,000	82%

Redevelopment and Renovations:					Incremental Costs (4)	Incremental Costs to Complete	Incremental Yield
Various Properties		18			$83,996	$55,102	8% - 10%

Land Held for Future Development:					Net Development Costs to Date
Various Properties		9			$26,810

Notes:
New starts for the quarter are in bold.
(1) Construction in progress (CIP) balance and costs to date on Projects in Development are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.

(2) NOI stabilized yields on costs after allocating land basis for outparcel proceeds, additional interest and overhead capitalization, and adjusting for JV partner participation are estimated to be 7.4%.

(3) Represents Regency's pro rata share. Conversion of previously purchased land with incremental net development costs of $24,177 at an incremental stabilized yield of 11.0%.
(4) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Unconsolidated Investments
March 31, 2014
(in thousands)

					Regency
Co-investment Parter and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 3/31/2014	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	25	2,873	$501,009	$263,364	20.00%	$52,673	$24,886	$564
(JV-CCV)	1	552	104,424	47,300	30.00%	14,190	16,902	187
	26	3,425	605,433	310,664
GRI
(JV-GRI)	75	9,683	1,861,574	980,620	40.00%	392,248	249,084	3,210
CalSTRS
(JV-RC)	8	772	158,608	81,205	25.00%	20,301	15,436	92
Regency Retail Partners
(JV-RRP) (1)	—	—	9,269	—	20.00%	—	1,807	13
USAA
(JV-USA)	8	805	117,669	66,901	20.01%	13,385	1,255	160
Publix
(JV-O)	6	558	71,641	—	50.00%	—	35,491	513
H.E.B.
(JV-O) (2)	1	137	17,760	25,480	50.00%	12,741	—	3,040
Individual Investors
(JV-O) (3)	2	147	81,263	55,829	50.00%	27,914	8,911	29

	126	15,527	$2,923,217	$1,520,699		$533,452	$353,772	$7,808

(1) On August 13, 2013, Regency Retail Partners, LP (the "Fund") sold 100% of its entire portfolio of shopping centers to a third party. The Fund will be dissolved following final distributions.
(2) Regency has received greater than 100% return of its original investment in Indian Springs at Woodlands, Ltd., an investment with H.E.B., and has classified its Investment In the partnership within Accounts Payable and Other Liabilities within the Consolidated Balance Sheets.

(3) Includes land held for future development.

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2014
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
1st Quarter 2014	205	778	$19.72	10.8%	8.0	$1.36	182	733	11.6%
4th Quarter 2013	358	1,168	20.15	4.5%	5.8	1.70	307	1,034	6.5%
3rd Quarter 2013	290	957	21.46	12%	7.3	1.08	250	822	11.5%
2nd Quarter 2013	355	1,263	18.71	3.7%	5.3	2.54	313	1,170	5.7%
Total - 12 months	1,208	4,166	$19.96	7.1%	6.4	$1.74	1,052	3,759	8.4%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
1st Quarter 2014	57	250	$15.44	16.5%	12.4	$2.43	34	205	21.7%
4th Quarter 2013	118	329	19.87	1.4%	7.4	4.76	67	195	10.7%
3rd Quarter 2013	82	273	23.35	25.9%	10.6	3.45	42	138	33.6%
2nd Quarter 2013	106	273	23.56	4.1%	7.5	10.33	64	180	15.4%
Total - 12 months	363	1,125	$20.43	10.3%	9.4	$5.18	207	718	19.3%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
1st Quarter 2014	148	528	$22.19	8.7%	5.5	$0.73	148	528	8.7%
4th Quarter 2013	240	839	20.26	5.6%	5.3	0.59	240	839	5.6%
3rd Quarter 2013	208	684	20.76	7.0%	6.1	0.19	208	684	7.0%
2nd Quarter 2013	249	990	17.33	3.5%	4.7	0.33	249	990	3.5%
Total - 12 months	845	3,041	$19.79	5.9%	5.3	$0.44	845	3,041	5.9%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
1st Quarter 2014	252	987	$19.12	9.1	$1.72
4th Quarter 2013	425	1,381	20.42	6.0	2.48
3rd Quarter 2013	340	1,117	21.35	7.1	1.69
2nd Quarter 2013	419	1,493	18.74	5.6	2.82
Total - 12 months	1,436	4,978	$19.90	6.7	$2.25
Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is on a same space, cash basis, and pro rata

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2014
(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased (1)	Annualized Base Rent	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	144	0.5%	77.9%	$1,614	0.3%	$14.16
Arizona	3	296	1.0%	88.4%	3,721	0.8%	14.25
California	64	6,685	23.5%	95.2%	148,694	30.0%	23.15
Colorado	20	1,582	5.6%	91.4%	20,176	4.1%	13.89
Connecticut	4	386	1.4%	98.4%	12,718	2.6%	30.94
Delaware	2	258	0.9%	94.1%	3,528	0.7%	14.51
District of Columbia	2	12	0%	100.0%	777	0.2%	62.47
Florida	49	4,422	15.5%	91.7%	58,910	11.9%	14.36
Georgia	16	1,404	4.9%	92.0%	23,878	4.8%	18.03
Illinois	13	1,240	4.4%	95.2%	18,138	3.7%	15.23
Indiana	6	321	1.1%	90.0%	4,720	1.0%	15.96
Kentucky	1	27	0.1%	89.6%	478	0.1%	17.44
Maryland	14	618	2.2%	97.3%	12,613	2.5%	20.52
Massachusetts	4	543	1.9%	94.8%	9,720	2.0%	18.41
Michigan	2	118	0.4%	53.4%	767	0.2%	12.14
Minnesota	5	208	0.7%	98.7%	2,935	0.6%	14.29
Missouri	4	408	1.4%	100.0%	4,229	0.9%	10.36
New Jersey	2	63	0.2%	92.6%	986	0.2%	16.99
New York	1	57	0.2%	100.0%	1,769	0.4%	31.28
North Carolina	18	1,282	4.5%	95.5%	20,572	4.1%	16.63
Ohio	9	1,297	4.6%	98.0%	14,546	2.9%	11.20
Oregon	8	654	2.3%	95.7%	11,558	2.3%	18.51
Pennsylvania	10	590	2.1%	96.3%	13,156	2.7%	22.22
South Carolina	4	147	0.5%	100.0%	2,092	0.4%	14.19
Tennessee	5	392	1.4%	96.3%	5,579	1.1%	14.64
Texas	27	2,797	9.8%	96.3%	48,772	9.8%	17.89
Virginia	26	1,666	5.8%	96.9%	32,330	6.5%	19.60
Washington	9	754	2.6%	97.7%	16,298	3.3%	22.10
Wisconsin	2	108	0.4%	93.2%	773	0.2%	7.70
Total All Properties	332	28,480	100.0%	94.5%	$496,048	100.0%	$18.18

(1) Includes leases that are executed but have not commenced.

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft

Shoppes at Fairhope Village			AL	Mobile	85	85	84.5%		—	54	Publix	$15.03
Valleydale Village Shop Center	O	50%	AL	Birmingham-Hoover	118	59	68.4%		—	44	Publix	$12.70
			AL		203	144	77.9%	77.9%	—	99
Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	92.2%		—	55	Safeway	$13.69
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	96.7%		—	—	Golf & Tennis Pro Shop, Inc., SteinMart	$14.09
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	30.2%		—	—	—	$18.89
			AZ		382	296	88.4%	88.4%	—	55
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	240	240	92.6%		—	68	Ralphs, Jimbo's...Naturally!	$29.80
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	98.7%		143	58	Albertsons, (Target)	$27.01
Auburn Village	GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	134	54	86.2%		—	46	Bel Air Market	$17.32
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	98.4%		—	42	Von's Food & Drug, Kohl's	$22.65
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	98.4%		—	32	Mollie Stone's Market	$22.01
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%		—	34	Safeway	$25.00
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	97.2%		—	25	Sprout's Markets, Target	$16.68
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	93.0%		—	14	Fresh & Easy, Orchard Supply Hardware	$20.47
Corral Hollow	RC	25%	CA	Stockton	167	42	99.0%		—	66	Safeway, Orchard Supply & Hardware	$16.48
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	93.5%		—	40	Bristol Farms	$34.33
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	100.0%		53	53	(Safeway)	$35.45
East Washington Place			CA	Santa Rosa-Petaluma	203	203	96.8%		138	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.30
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	99.5%		—	36	Von's Food & Drug	$24.84
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	94.8%		67	78	(Lucky's), Trader Joe's	$27.17
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	94.9%		—	42	Von's Food & Drug	$16.57
Encina Grande			CA	San Francisco-Oakland-Fremont	102	102	94.0%		—	23	Safeway	$20.56

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	97.7%		—	35	Albertsons	$26.14
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	93.7%		—	55	Safeway	$19.11
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	96.9%		—	44	Stater Bros.	$24.11
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$30.81
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	97.4%		—	38	Gelson's Markets	$17.96
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.1%		—	—	Lowe's	$6.89
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$21.32
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$23.27
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	231	231	97.2%		—	44	Ralphs	$30.59
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	87.4%		236	94	(Home Depot), (WinCo), Toys R Us	$17.74
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	47.9%		—	—	—	$15.61
Juanita Tate Marketplace			CA	Los Angeles-Long Beach-Santa Ana	77	77	91.5%		—	43	Northgate Market	$23.71
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$25.12
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	79.1%		53	53	(Safeway)	$19.27
Marina Shores	C2	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$32.75
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$18.81
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	97.4%		—	43	Stater Bros.	$20.88
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	100.0%		—	44	Albertsons	$13.36
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	149	149	97.2%		—	58	Albertsons	$20.85
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	94.7%		—	44	Albertsons	$16.73
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	97.0%		—	40	Safeway	$20.38

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	63.6%		—	40	Whole Foods, Nordstrom Rack	$23.01
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$23.30
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	228	91	100.0%		—	—	Target, Toys "R" Us	$23.68
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	213	85	90.1%		—	50	Von's Food & Drug	$18.66
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	100.0%		—	10	Trader Joe's	$31.29
Raley's Supermarket	C2	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	88.4%		—	40	Von's Food & Drug	$20.25
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$19.03
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$31.97
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	96.7%		—	48	Von's Food & Drug	$23.34
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$36.74
Silverado Plaza	GRI	40%	CA	Napa	85	34	100.0%		—	32	Nob Hill	$15.93
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.6%		—	53	Safeway	$16.98
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	—	Orchard Supply Hardware	$19.11
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	98.5%		—	34	Safeway	$19.01
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	98.9%		—	56	Safeway	$21.79
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	96.6%		—	41	Ralphs	$16.32
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	99.1%		—	45	Albertsons, Target	$17.54
Hillcrest Hub (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	93.9%		—	52	Ralphs, Trader Joe's	$32.81
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$24.78
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	76	76	91.3%		—	43	Von's Food & Drug	$19.62
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$17.04

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	194	194	89.4%		—	72	Von's Food & Drug and Sprouts	$31.36
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$14.39
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$21.65
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	97.2%		—	17	Fresh & Easy	$34.95
			CA		8,457	6,685	95.2%	96.0%	1,154	2,561
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	86.8%		—	71	King Soopers, Wal-Mart	$10.87
Arapahoe Village	GRI	40%	CO	Boulder	159	64	94.0%		—	44	Safeway	$16.36
Belleview Square			CO	Denver-Aurora	117	117	100.0%		—	65	King Soopers	$16.72
Boulevard Center			CO	Denver-Aurora	79	79	94.8%		53	53	(Safeway)	$25.14
Buckley Square			CO	Denver-Aurora	116	116	98.9%		—	62	King Soopers	$9.59
Centerplace of Greeley III Phase I			CO	Greeley	119	119	93.6%		—	—	Sports Authority	$13.76
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	100.0%		—	72	King Soopers	$9.22
Crossroads Commons	C	20%	CO	Boulder	143	29	98.7%		—	66	Whole Foods	$25.21
Falcon Marketplace			CO	Colorado Springs	22	22	78.7%		184	50	(Wal-Mart Supercenter)	$20.74
Hilltop Village			CO	Denver-Aurora	100	100	91.1%		—	66	King Soopers	$9.34
Kent Place			CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.12
Littleton Square			CO	Denver-Aurora	99	99	99.1%		—	78	King Soopers	$8.83
Lloyd King Center			CO	Denver-Aurora	83	83	98.3%		—	61	King Soopers	$11.50
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$27.01
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.28
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	98.0%		—	55	King Soopers	$9.84
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$24.42
South Lowry Square			CO	Denver-Aurora	120	120	40.5%		—	—	—	$15.28
Stroh Ranch			CO	Denver-Aurora	93	93	95.3%		—	70	King Soopers	$11.71
Woodmen Plaza			CO	Colorado Springs	116	116	94.8%		—	70	King Soopers	$12.65
			CO		2,128	1,582	91.4%	91.4%	403	1,149
Black Rock			CT	Bridgeport-Stamford-Norwalk	98	98	100.0%		—	—	—	$23.45
Brick Walk			CT	Bridgeport-Stamford-Norwalk	123	123	95.1%		—	—	—	$40.78
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	180	72	99.8%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.56
Fairfield Center			CT	Bridgeport-Stamford-Norwalk	93	93	100.0%		—	—	—	$31.93

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
			CT		494	386	98.4%	99.8%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$36.96
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$84.08
			DC		40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	94.6%		—	49	Acme Markets, K-Mart	$13.63
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	90.1%		—	—	—	$22.52
			DE		298	258	94.1%	94.1%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	95.1%		—	49	Publix	$11.92
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	73.7%		—	36	Publix	$19.24
Berkshire Commons			FL	Naples-Marco Island	110	110	97.8%		—	66	Publix	$13.50
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	98.9%		—	40	Publix, Wal-Mart, Bealls	$9.34
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	106	106	96.5%		—	46	Publix	$15.09
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$42.74
Canopy Oak Center	O	50%	FL	Ocala	90	45	91.8%		—	54	Publix	$18.64
Carriage Gate			FL	Tallahassee	74	74	80.1%		—	13	Trader Joe's	$20.29
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	147	147	93.9%		—	54	Publix	$23.48
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	94.3%		—	51	Publix	$12.96
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.33
East Towne Center			FL	Orlando	70	70	90.0%		—	45	Publix	$13.57
Five Points Plaza	RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	39	10	100.0%		—	28	Publix	$15.32
Fleming Island			FL	Jacksonville	137	137	81.5%		130	48	Publix, (Target)	$15.34
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	180	180	76.8%		140	46	Publix	$22.29
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	98.6%		—	42	Publix	$15.70

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Grande Oak			FL	Cape Coral-Fort Myers	79	79	96.7%		—	54	Publix	$14.42
Hibernia Pavilion			FL	Jacksonville	51	51	84.4%		—	39	Publix	$15.49
Hibernia Plaza			FL	Jacksonville	8	8	16.7%		—	—	--	$10.00
John's Creek Center	C2	20%	FL	Jacksonville	75	15	89.8%		—	45	Publix	$13.20
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$14.70
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	75	75	97.1%		—	51	Publix	$12.31
Lynnhaven	O	50%	FL	Panama City-Lynn Haven	64	32	95.6%		—	44	Publix	$12.21
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	80.7%		—	—	LA Fitness	$17.96
Millhopper Shopping Center			FL	Gainesville	76	76	96.7%		—	46	Publix	$15.83
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	82.5%		—	51	Publix	$14.81
Newberry Square			FL	Gainesville	181	181	82.2%		—	40	Publix, K-Mart	$6.95
Nocatee Town Center			FL	Jacksonville	79	79	92.9%		—	54	Publix	$14.49
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		—	48	Publix	$13.35
Oakleaf Commons			FL	Jacksonville	74	74	90.5%		—	46	Publix	$13.50
Ocala Corners			FL	Tallahassee	87	87	97.9%		—	61	Publix	$13.80
Old St Augustine Plaza			FL	Jacksonville	232	232	92.5%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.74
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$13.96
Pine Tree Plaza			FL	Jacksonville	63	63	97.8%		—	38	Publix	$12.95
Plantation Plaza	C2	20%	FL	Jacksonville	78	16	88.0%		—	45	Publix	$15.31
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	97.0%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$15.16
Seminole Shoppes			FL	Jacksonville	73	73	100.0%		—	54	Publix	$20.92
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	95.4%		—	46	Winn-Dixie	$16.61
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	95.7%		97	45	Publix, (Kohl's)	$17.41
Shoppes on Riverside			FL	Jacksonville	50	50	51.3%		—	20	The Fresh Market	$18.33
Shops at John's Creek			FL	Jacksonville	15	15	91.6%		—	—	—	$18.67
Starke			FL	None	13	13	100.0%		—	—	—	$24.65

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	90.8%		143	—	Kohl's, (Target)	$5.80
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	90.0%		—	—	—	$27.45
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	91.5%		—	36	Publix	$17.09
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	91.7%		—	47	Publix	$11.44
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	95.5%		—	45	Publix	$20.11
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	100.0%		—	51	Publix	$14.37
Willa Springs	USAA	20%	FL	Orlando	90	18	100.0%		—	44	Publix	$17.96
			FL		4,889	4,422	91.7%	92.8%	737	1,896
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	83.3%		—	—	—	$19.11
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$19.60
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	95.2%		—	43	Publix	$14.91
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	94.3%		—	—	—	$16.42
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$13.86
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	95.7%		—	18	Aldi	$14.73
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	88.5%		—	45	Publix	$14.85
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	98.3%		—	44	Publix	$17.08
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	96.2%		—	18	Fresh Market	$17.70
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	96.7%		—	31	Publix	$18.94
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	138	138	71.1%		—	—	—	$24.56
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	70.7%		—	—	—	$31.21
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	100	100	100.0%		—	—	—	$26.70
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$11.97

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	99	99	91.4%		—	63	Kroger	$12.22
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	98.4%		—	12	Trader Joe's	$20.07
			GA		1,473	1,404	92.0%	92.0%	—	365
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$10.94
Geneva Crossing	C	20%	IL	Chicago-Naperville-Joliet	123	25	98.8%		—	72	Dominick's	$14.43
Glen Gate			IL	Chicago-Naperville-Joliet	103	103	76.7%		—	76	Mariano's Fresh Market	$24.67
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	96.0%		—	12	Trader Joe's	$22.11
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	92.8%		—	70	Whole Foods	$13.22
McHenry Commons Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	99	40	94.0%		—	—	Hobby Lobby	$7.51
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	96.5%		—	74	Mariano's Fresh Market	$14.63
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	98.2%		—	51	Mariano's Fresh Market	$19.28
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	91.7%		—	66	Mariano's Fresh Market	$14.13
Shorewood Crossing II	C2	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	—	$13.57
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	92.7%		—	63	Jewel-Osco	$11.48
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	124	124	95.3%		—	51	Mariano's Fresh Market	$10.78
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	99.3%		—	60	Whole Foods, Lowe's	$16.43
			IL		1,940	1,240	95.2%	96.9%	—	683
Airport Crossing			IN	Chicago-Naperville-Joliet	12	12	88.6%		90	—	(Kohl's)	$17.72
Augusta Center			IN	Chicago-Naperville-Joliet	15	15	90.1%		214	—	(Menards)	$22.17
Greenwood Springs			IN	Indianapolis	28	28	95.0%		266	50	(Gander Mountain), (Wal-Mart Supercenter)	$15.35
Shops on Main			IN	Chicago-Naperville-Joliet	211	211	89.9%		—	40	Whole Foods, Gordmans	$14.43
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	82.4%		64	64	(Kroger)	$16.86
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	97.0%		—	12	Trader Joe's	$23.93
			IN		405	321	90.0%	90.1%	634	166

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Walton Towne Center			KY	Cincinnati-Middletown	27	27	89.6%		116	116	(Kroger)	$17.44
			KY		27	27	89.6%	89.6%	116	116
Fellsway Plaza			MA	Boston-Cambridge-Quincy	149	149	95.9%		—	61	Stop & Shop	$17.35
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	90.9%		—	11	Trader Joe's	$28.16
Speedway Plaza	C2	20%	MA	Worcester	184	37	94.9%		—	60	Stop & Shop, Burlington Coat Factory	$10.31
Twin City Plaza			MA	Boston-Cambridge-Quincy	270	270	95.4%		—	63	Shaw's, Marshall's	$17.01
			MA		690	543	94.8%	94.4%	—	195
Bowie Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	103	41	91.8%		—	—	—	$19.46
Burnt Mills	C2	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$34.17
Clinton Park	C	20%	MD	Washington-Arlington-Alexandria	206	41	94.4%		49	43	Giant Food, Sears, (Toys "R" Us)	$9.33
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	96.1%		—	70	Shoppers Food Warehouse	$17.97
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	95.3%		—	10	Trader Joe's	$36.92
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	88.8%		—	—	—	$36.63
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	92.8%		—	54	Safeway	$24.60
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	162	65	96.4%		—	41	Giant Food	$14.21
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	97.4%		—	44	Shoppers Food Warehouse	$17.12
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	100.0%		—	64	Shoppers Food Warehouse	$11.81
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	100.0%		—	—	—	$15.07
Village at Lee Airpark			MD	Baltimore-Towson	88	88	100.0%		75	63	Giant Food, (Sunrise)	$29.60
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	44	100.0%		—	—	LA Fitness	$23.48
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	27	98.1%		—	—	—	$27.53
			MD		1,578	618	97.3%	97.3%	124	398
Fenton Marketplace			MI	Flint	97	97	43.3%		—	—	—	$8.81
State Street Crossing			MI	Ann Arbor	21	21	100.0%		147	—	(Wal-Mart)	$18.80
			MI		118	118	53.4%	53.4%	147	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.23
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$11.90

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.81
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO		408	408	100.0%	100.0%	388	179
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	99.2%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$11.82
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$22.13
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	98.7%		—	44	Lund's	$20.97
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	207	83	98.7%		—	—	Kohl's	$11.46
Rockridge Center	C2	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	97.0%		—	89	Cub Foods	$13.08
			MN		677	208	98.7%	98.7%	87	245
Cameron Village	CCV	30%	NC	Raleigh-Cary	553	166	96.5%		—	87	Harris Teeter, Fresh Market	$18.23
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	90.6%		—	14	Fresh Market	$17.79
Cochran Commons	C2	20%	NC	Charlotte-Gastonia-Concord	66	13	98.2%		—	42	Harris Teeter	$15.65
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$26.47
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$14.56
Harris Crossing			NC	Raleigh-Cary	65	65	92.9%		—	53	Harris Teeter	$8.64
Holly Park			NC	Raleigh-Cary	160	160	98.6%		—	12	Trader Joe's	$16.00
Lake Pine Plaza			NC	Raleigh-Cary	88	88	92.0%		—	58	Kroger	$11.51
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	87.5%		—	56	Kroger	$14.33
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	100.0%		—	—	—	$31.00
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	77	19	91.6%		—	50	Harris Teeter	$16.01
Middle Creek Commons			NC	Raleigh-Cary	74	74	96.7%		—	49	Lowes Foods	$14.95
Shops at Erwin Mill (fka Erwin Square)			NC	Durham-Chapel Hill	87	87	90.9%		—	53	Harris Teeter	$15.96
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	97.2%		—	19	Trader Joe's	$16.75
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	97.1%		—	59	Kroger	$15.21
Sutton Square	C2	20%	NC	Raleigh-Cary	101	20	100.0%		—	24	Fresh Market	$16.62
Village Plaza	C2	20%	NC	Durham-Chapel Hill	75	15	98.4%		—	42	Whole Foods	$16.94
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	94.3%		—	41	Food Lion	$11.64
			NC		2,172	1,282	95.5%	95.9%	—	727

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	95.3%		—	60	Shop Rite	$21.95
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	53	21	87.3%		—	34	Acme Markets	$6.35
			NJ		157	63	92.6%	92.6%	—	94
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$31.28
			NY		141	57	100.0%	100.0%	—	48
Cherry Grove			OH	Cincinnati-Middletown	196	196	100.0%		—	66	Kroger	$10.77
East Pointe			OH	Columbus	102	102	100.0%		—	59	Kroger	$9.08
Hyde Park			OH	Cincinnati-Middletown	397	397	95.5%		—	169	Kroger, Biggs	$14.61
Kroger New Albany Center			OH	Columbus	93	93	100.0%		—	65	Kroger	$11.23
Maxtown Road (Northgate)			OH	Columbus	85	85	100.0%		90	62	Kroger, (Home Depot)	$11.01
Red Bank Village			OH	Cincinnati-Middletown	164	164	100.0%		—	—	Wal-Mart	$6.39
Regency Commons			OH	Cincinnati-Middletown	31	31	94.5%		—	—	—	$21.30
Westchester Plaza			OH	Cincinnati-Middletown	88	88	95.3%		—	67	Kroger	$9.25
Windmiller Plaza Phase I			OH	Columbus	140	140	98.5%		—	101	Kroger	$9.01
			OH		1,297	1,297	98.0%	98.0%	90	589
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$19.46
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	94.8%		—	38	Whole Foods	$12.97
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	149	149	95.4%		—	41	Safeway	$15.47
Northgate Marketplace			OR	Medford	81	81	98.8%		—	13	Trader Joe's	$20.96
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	92.7%		—	55	Safeway	$10.38
Sunnyside 205			OR	Portland-Vancouver-Beaverton	54	54	87.6%		—	—	—	$25.30
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.37
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	94.0%		—	—	Bed Bath and Beyond	$19.15
			OR		710	654	95.7%	95.7%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	92.0%		—	22	Ahart's Market	$13.38

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	159	64	77.3%		—	—	—	$19.36
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	214	214	99.3%		—	11	Trader Joe's	$26.33
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	15	15	100.0%		—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	100.0%		244	111	(Wegmans), (Target), Sports Authority	$25.40
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%		—	51	Wies Markets	$21.29
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	100.0%		—	56	Acme Markets	$15.98
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	93.1%		—	73	Valley Farm Market	$9.93
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	98.0%		—	51	Giant Food	$19.16
			PA		987	590	96.3%	96.3%	244	375
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$14.55
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$14.61
Orangeburg			SC	Charleston-North Charleston	15	15	100.0%		—	—	—	$23.01
Queensborough Shopping Center	O	50%	SC	Charleston-North Charleston	82	41	100.0%		—	66	Publix	$10.17
			SC		236	147	100.0%	100.0%	—	149
Dickson Tn			TN	Nashville-Davidson--Murfreesboro	11	11	100.0%		—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.16
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	64	64	94.0%		—	46	Publix	$12.29
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	92.3%		—	75	Kroger	$12.60
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.09
			TN		392	392	96.3%	96.3%	—	236
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	100.0%		—	68	Kroger	$18.94
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.45

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	100.0%		—	63	Kroger	$16.88
Hancock			TX	Austin-Round Rock	410	410	98.2%		—	90	H.E.B., Sears	$14.37
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	93.6%		81	81	(Kroger)	$24.92
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center	O	50%	TX	Houston-Baytown-Sugar Land	137	68	98.9%		—	79	H.E.B.	$20.83
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	93.4%		—	64	Tom Thumb	$19.97
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	93.0%		63	63	(Wal-Mart)	$22.27
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$19.50
Market at Round Rock			TX	Austin-Round Rock	123	123	85.1%		—	30	Sprout's Markets	$17.38
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	93.7%		—	49	Tom Thumb	$17.02
North Hills			TX	Austin-Round Rock	144	144	96.6%		—	60	H.E.B.	$20.77
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	100.0%		—	66	Randall's Food	$18.02
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.5%		—	64	Kroger	$13.55
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	93.8%		—	30	H.E.B. Central Market	$29.41
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	94.1%		—	61	Kroger	$14.27
Shops at Mira Vista			TX	Austin-Round Rock	68	68	97.8%		—	15	Trader Joe's	$17.94
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	72.3%		62	62	(Kroger)	$21.15
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	239	239	95.6%		—	101	Kroger, Academy	$11.29
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$19.16
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	99.1%		—	65	Kroger	$16.44
Tech Ridge Center			TX	Austin-Round Rock	187	187	94.0%		—	84	H.E.B.	$20.58
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	170	68	100.0%		—	—	—	$16.23
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	100.0%		—	52	Randall's Food	$17.41

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	98.2%		127	—	(Target)	$17.90
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	96	38	87.2%		—	45	Whole Foods	$25.78
			TX		3,522	2,797	96.3%	96.3%	333	1,503
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$23.16
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	100.0%		—	57	Shoppers Food Warehouse	$15.00
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	94.8%		—	58	Safeway	$19.99
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	96.0%		—	55	Shoppers Food Warehouse	$17.43
Culpeper Colonnade			VA	Culpeper	171	171	100.0%		127	70	Martin's, Dick's Sporting Goods, (Target)	$16.09
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	86.3%		—	—	—	$13.66
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	165	66	100.0%		—	65	Shoppers Food Warehouse	$24.58
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$22.23
Gayton Crossing	GRI	40%	VA	Richmond	157	63	91.0%		55	38	Martin's, (Kroger)	$13.89
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	96.4%		—	62	Giant Food	$23.70
Hanover Village Shopping Center	GRI	40%	VA	Richmond	88	35	81.1%		—	—	—	$8.04
Hollymead Town Center	C2	20%	VA	Charlottesville	154	31	96.9%		143	61	Harris Teeter, (Target)	$22.13
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	87.0%		—	—	—	$36.15
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$20.15
Lorton Station Marketplace	C2	20%	VA	Washington-Arlington-Alexandria	132	26	100.0%		—	63	Shoppers Food Warehouse	$20.87
Lorton Town Center	C2	20%	VA	Washington-Arlington-Alexandria	52	10	100.0%		—	—	—	$24.59
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	96.5%		—	56	Giant Food	$18.01
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	93.5%		—	52	Harris Teeter	$20.06
Shops at Stonewall			VA	Washington-Arlington-Alexandria	308	308	99.6%		—	140	Wegmans, Dick's Sporting Goods	$16.44
Signal Hill	C2	20%	VA	Washington-Arlington-Alexandria	95	19	100.0%		—	67	Shoppers Food Warehouse	$19.39

Portfolio Summary Report By State
March 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	98.2%		—	47	Giant Food	$18.71
Tysons CVS	O	50%	VA	Washington-Arlington-Alexandria	13	6	100.0%		—	—	—	$95.35
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	98.3%		—	48	Shoppers Food Warehouse, Gold's Gym	$23.37
Village Shopping Center	GRI	40%	VA	Richmond	111	44	96.3%		—	45	Martin's	$21.34
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	96.0%		—	—	—	$24.29
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	96.3%		141	59	Safeway, (Target)	$22.20
			VA		3,447	1,666	96.9%	96.9%	465	1,170
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.4%		—	49	Safeway	$15.39
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	211	42	86.6%		—	49	Safeway	$11.80
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	95.8%		—	29	Albertsons	$22.32
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	99.6%		—	45	Safeway, Regal Cinemas	$21.41
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$32.34
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	98.5%		230	—	(Sears)	$23.95
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	99.1%		—	41	Quality Foods	$21.21
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	99.5%		55	67	(Safeway)	$27.52
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	93.8%		112	—	(Target)	$25.34
			WA		1,082	754	97.7%	97.7%	397	279
Racine Centre Shopping Center	GRI	40%	WI	Racine	136	54	93.5%		—	51	Piggly Wiggly	$7.49
Whitnall Square Shopping Center	GRI	40%	WI	Milwaukee-Waukesha-West Allis	133	53	92.8%		—	69	Pick 'N' Save	$7.91
			WI		269	108	93.2%	93.2%	—	120

Regency Centers Total					38,619	28,480	94.5%	95.0%	5,320	13,684

(1) Major Tenants are the grocer anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

C:	Co-investment Partnership with Oregon
C2:	Co-investment Partnership with Oregon
CCV:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property Co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
March 31, 2014
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,412	8.5%	$22,567	4.5%	49	14
Publix	1,954	6.9%	20,285	4.1%	49	13
Safeway	1,213	4.3%	12,617	2.5%	39	20
TJX Companies	756	2.7%	9,956	2.0%	35	13
CVS	509	1.8%	8,628	1.7%	46	21
Whole Foods	435	1.5%	8,050	1.6%	14	7
PETCO	287	1.0%	6,173	1.2%	39	16
Ahold/Giant	430	1.5%	5,724	1.2%	14	10
Albertsons	395	1.4%	4,959	1.0%	11	5
Ross Dress For Less	306	1.1%	4,903	1.0%	16	8
H.E.B.	305	1.1%	4,828	1.0%	5	1
Trader Joe's	179	0.6%	4,704	0.9%	19	6
Wells Fargo Bank	79	0.3%	4,071	0.8%	39	21
JPMorgan Chase Bank	63	0.2%	3,975	0.8%	26	4
Bank of America	82	0.3%	3,974	0.8%	28	12
Starbucks	98	0.3%	3,760	0.8%	78	30
Walgreens	136	0.5%	3,399	0.7%	12	4
Sears Holdings	412	1.4%	3,377	0.7%	7	1
Panera Bread	93	0.3%	3,186	0.6%	26	7
Wal-Mart	466	1.6%	3,026	0.6%	5	1
SUPERVALU	265	0.9%	3,008	0.6%	11	10
Subway	94	0.3%	3,001	0.6%	104	46
Sports Authority	134	0.5%	2,973	0.6%	3	0
Target	359	1.3%	2,884	0.6%	4	2
Rite Aid	189	0.7%	2,851	0.6%	21	13
Top 25 Tenants	11,651	40.9%	$156,880	31.6%	700	285
Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent
Safeway Total	$808
Kroger Total	$45

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Tenant-Owned
Target	1,067	10	14
Wal-Mart	413	3	8
Kroger	451	6	55
Safeway	314	6	45
Sears Holdings	92	1	8
Albertsons	16	1	12
Publix	63	1	50
	2,416

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2014
(in thousands)

All Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	225	0.8%	$3,915	0.8%	$17.41
2014	1,419	5.4%	28,203	5.9%	19.87
2015	2,390	9.0%	51,002	10.6%	21.34
2016	2,735	10.3%	51,713	10.8%	18.91
2017	3,237	12.2%	66,189	13.8%	20.45
2018	2,782	10.5%	54,160	11.3%	19.46
2019	2,351	8.9%	42,129	8.8%	17.92
2020	1,385	5.2%	22,511	4.7%	16.25
2021	1,321	5.0%	21,444	4.5%	16.23
2022	1,622	6.1%	25,910	5.4%	15.97
2023	1,338	5.0%	25,227	5.3%	18.86
10 Year Total	20,805	78.4%	392,404	81.9%	18.86
Thereafter	5,716	21.6%	86,566	18.1%	15.14
	26,521	100.0%	$478,970	100.0%	$18.06

Anchor Tenants (3)

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	54	0.3%	$494	0.2%	$9.11
2014	543	3.3%	5,762	2.8%	10.61
2015	836	5.0%	9,460	4.6%	11.31
2016	1,194	7.2%	11,316	5.5%	9.48
2017	1,600	9.6%	21,374	10.4%	13.36
2018	1,471	8.9%	16,695	8.2%	11.35
2019	1,578	9.5%	20,745	10.1%	13.15
2020	1,075	6.5%	13,864	6.8%	12.89
2021	970	5.8%	10,978	5.4%	11.32
2022	1,219	7.3%	14,608	7.1%	11.98
2023	883	5.3%	11,906	5.8%	13.48
10 Year Total	11,425	68.8%	137,200	67.0%	12.01
Thereafter	5,175	31.2%	67,500	33.0%	13.04
	16,599	100.0%	$204,700	100.0%	$12.33

Reflects in place leases as of March 31, 2014, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant at least 10,000 square feet.

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2014
(in thousands)

Inline Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	171	1.7%	$3,421	1.2%	$20.05
2014	876	8.8%	22,442	8.2%	25.61
2015	1,553	15.7%	41,542	15.1%	26.74
2016	1,541	15.5%	40,397	14.7%	26.22
2017	1,637	16.5%	44,816	16.3%	27.37
2018	1,311	13.2%	37,466	13.7%	28.57
2019	773	7.8%	21,384	7.8%	27.68
2020	310	3.1%	8,647	3.2%	27.91
2021	352	3.5%	10,466	3.8%	29.75
2022	403	4.1%	11,302	4.1%	28.05
2023	454	4.6%	13,321	4.9%	29.32
10 Year Total	9,381	94.5%	255,204	93.0%	27.21
Thereafter	541	5.5%	19,066	7.0%	35.22
	9,922	100.0%	$274,270	100.0%	$27.64

Reflects in place leases as of March 31, 2014, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance
March 31, 2014

($000s except percentages and per share numbers)	2012A	2013A	1Q14A	2014E
Core FFO / Share (for actuals please see related press release)				$2.68 - $2.74
FFO / Share				$2.68 - $2.74
Same Property
Same property percent leased at period end (pro-rata)	94.5%	95.1%	94.9%	94.5% - 95.5%
Same property NOI growth without termination fees (pro-rata)	4.0%	4.0%	2.9%	2.5% - 3.5%
Investment Activity
Acquisitions (pro-rata)	$244,285	$95,258	$141,975	$141,975
Cap rate (weighted average)	5.3%	5.8%	5.3%	5.3%
Dispositions (pro-rata)	$404,852	$309,378	$3,967	$90,000 - $165,000
Cap rate (weighted average)	7.8%	7.3%	8.6%	7.0% - 7.5%
Liquidation of Preferred Investment in JV	$0	$47,500	$0	$0
Yield	0.0%	10.5%	0.0%	0.0%
Development and Redevelopment starts (1)	$149,446	$194,288	$101,107	$130,000 - $240,000
Third Party Fees and Commissions	$26,511	$25,097	$6,319	$22,500 - $23,500

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available			$59,873
NOI from Projects in Development (current quarter)			$258
Base Rent from leases signed but not yet rent-paying in operating properties, including Development Completions (current quarter)			$2,851

(1) Redevelopment starts are not included in 2012A results.
Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
March 31, 2014
(per diluted share)

FFO and Core FFO Guidance:	Full Year 2014
Net income attributable to common stockholders	$0.75	0.81
Adjustments to reconcile net income to FFO:
Depreciation and amortization	1.94	1.94
Gain on sale of operating properties	(0.01)	(0.01)
All other amounts	—	—
Funds From Operations	$2.68	2.74
Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.03	0.03
Gain on sale of land	(0.03)	(0.03)
All other non-core amounts	$—	—
Core Funds From Operations	$2.68	2.74

Glossary of Terms
March 31, 2014

Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A Project In Development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) percent leased equals or exceeds 90% and the project features at least one year of anchor operations, or (iii) the project features at least two years of anchor operations, or (iv) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Development Property Gains and Losses: Gains and losses incurred when properties that were acquired and subsequently developed (including partially operating properties specifically acquired for redevelopment) are sold before the end of the first calendar year following Development Completion.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired during either period being compared or current or prior year Development Completions.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both periods being compared. This term excludes all Projects In Development and Non-Same Properties.